EXHIBIT 99.2








August 14, 2002


Jonathan G. Katz, Secretary
Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES
RELATING TO EXCHANGE ACT FILINGS

Dear Mr. Katz:

I, Max H. Maerki, Senior Vice President and Chief Financial Officer, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of PNM Resources, Inc. ("PNM Resources"), and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with PNM Resources Audit and Ethics Committee of the PNM Resources' Board of Directors.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o Annual Report on Form 10-K for the Year Ended December 31, 2001 of PNM Resources

          o All reports on Form 10-Q, all reports on Form 8-K and all definite proxy materials of PNM Resources filed with the Commission subsequent to the filing of the Form 10-K identified above.

          o    Any amendments to any of the foregoing.


/s/ Max H. Maerki
------------------------------
Max H. Maerki,
Senior Vice President and Chief Financial Officer
PNM Resources, Inc.
August 14, 2002


Subscribed and sworn to before me this 14th day of August 2002.

                                              /s/ Pamela Ragsdale
                                           -------------------------
                                                Pamela Ragsdale
                                                 Notary Public

                                                  May 31, 2006
                                           -------------------------
                                               Commission Expires